SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 21, 2008 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices)

(301) 306-1111
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.                       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 21, 2008, Radio One, Inc. (the "Company") received a letter (the “Notification”) from The NASDAQ Stock Market (“NASDAQ”) notifying the Company that for the last 30 consecutive trading days, the Company’s Class A common shares (the “Class A Shares”) have not maintained a minimum market value of publicly held shares (“MVPHS”) of $5,000,000 as required for continued inclusion by Marketplace Rule 4450(a)(2) (the “Rule”).  Therefore, in accordance with Marketplace Rule 4450(e)(1), the Company will be provided 90 calendar days, or until August 19, 2008, to regain compliance.  If, at anytime before August 19, 2008, the MVPHS of the Company’s Class A common stock is $5,000,000 or greater for a minimum of 10 consecutive trading days, NASDAQ will provide written notification that the Company complies with the Rule.  If compliance with this Rule cannot be demonstrated by August 19, 2008, NASDAQ will provide written notification that the Class A Shares will be delisted.  At that time, the Company has the right to appeal NASDAQ’s determination to a listing qualifications panel.

The notification does not affect the Class D Common Shares which represent over 95 percent of the Company’s outstanding public float.  The Company’s Class A Shares maintain their right to convert into Class D Shares.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute forward-looking statements that involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized. Factors that could cause actual results to differ materially from the forward-looking statements include changes to the listing standards, policies and procedures of the NASDAQ National Market, fluctuations in the Company's general financial and operating results, changes in the Company's liquidity and capital resources, declines in the market price of the Company's common stock, changes in the capital markets, competition, and general and industry-specific economic conditions. For more information about these and other risks that could affect the forward-looking statements herein, please see the Company's, annual report on Form 10-K for the year ended December 31, 2007 and other filings made with the Securities and Exchange Commission. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

ITEM 9.01.                       Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release dated May 27, 2008: NASDAQ Notifies Radio One, Inc. Class A Shares Fall Below Minimum Market Value

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
May 27, 2008	Peter D. Thompson
Chief Financial Officer